SUBJECT TO REVISION
TERM SHEET DATED AUGUST 30, 1999

                      $682,500,000 Asset Backed Notes
                  Case Equipment Receivables Trust 1999-B
                                   Issuer
                          Case Receivables II Inc.
                                   Seller
                          Case Credit Corporation
                                  Servicer

Attached is a preliminary term sheet describing the structure, collateral pool and certain aspects of the Case Equipment Receivables Trust 1999-B. The term sheet has been prepared by the Seller for informational purposes only and is subject to modification or change. The information and assumptions contained in the term sheet are preliminary and will be superseded in their entirety by a final prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the relevant registration statement. In addition, the attached term sheet supersedes any prior or similar term sheet.

None of the underwriters named below and none of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached term sheet. This cover sheet is not a part of the term sheet.

The registration statement (including a base prospectus) relating to the trust has been filed with the SEC and has been declared effective. The final prospectus supplement and prospectus relating to the securities to be issued by the trust will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities of the trust in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of any such state. Interested persons are referred to the prospectus and prospectus supplement. Any investment decision should be based upon the information in the final prospectus supplement and prospectus as of their publication date. Sales of the securities to be offered by the trust may not be consummated unless the purchaser has received both the final prospectus supplement and the prospectus. The securities to be offered by the trust under the prospectus and the prospectus supplement have not been approved or disapproved by the SEC or any state securities commission; any representation to the contrary is a criminal offense.

                     Underwriters of the Class A Notes
Merrill Lynch & Co.
        Banc of America Securities LLC
                       Chase Securities Inc.
                                    Credit Suisse First Boston
                                                  J.P. Morgan & Co.
                                                          Salomon Smith Barney

                     Underwriters of the Class B Notes
Merrill Lynch & Co.                                          J.P. Morgan & Co.

                      $682,500,000 Asset Backed Notes
                  Case Equipment Receivables Trust 1999-B

                            Subject to Revision

                                 TERM SHEET

Offered Securities

We (Case Receivables II Inc.) are offering five classes of fixed rate notes issued by Case Equipment Receivables Trust 1999-B:


                 Aggregate Principal
   Class               Amount

    A-1                       $68,629,000

    A-2                      $300,000,000

    A-3                      $100,000,000

    A-4                      $182,371,000

     B                        $31,500,000

The notes will be book-entry securities clearing through DTC (in the United States) or Cedel or Euroclear (in Europe) in minimum denominations of $1,000 and in greater whole-dollar denominations.

Subordination

The A-1, A-2, A-3 and A-4 Notes are all Class A Notes. The Class B Notes will be subordinated to the Class A Notes as follows:

   o no interest will be paid on the Class B Notes on any payment date until all interest due on the Class A Notes through that payment date has been paid in full; and

   o no principal will be paid on the Class B Notes on any payment date until all principal due on the Class A Notes through that payment date has been paid in full.

Closing Date

September 13, 1999.

Indenture Trustee

Harris Trust and Savings Bank.

Trustee

The Bank of New York.

Payment Dates

Payments on the notes will be made on the 15th day of each calendar month
(or, if not a business day, the next business day), beginning with October 15, 1999.

Principal Payments

The aggregate amount of principal payments to be made on all outstanding classes of notes on each payment date will generally equal the decrease during the prior collection period in the sum of the contract value of the receivables and the amount on deposit in the trust's pre-funding account. The contract value of the receivables equals the discounted present value of their scheduled cash flows, using a discount rate equal to the weighted average annual percentage rate of the receivables. A collection period is a period the length of a calendar month that ends about nine days prior to a payment date, however, the first collection period will commence on the initial cutoff date and end on October 5, 1999.

Principal payments on each payment date generally will be allocated between the Class A Notes and the Class B Notes so that the ratio of Class B Note principal to the sum of the contract values of the receivables and the amount on deposit in the pre-funding account remains constant. However, the following exceptions to this general rule will apply:

   o Until the A-1 Notes have been repaid in full, distributions of principal to the Class B Notes will be limited to the Class B Notes' share of prepayments on the receivables during the related collection period. The balance will be applied to the A-1 Notes.

   o Any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B Notes (up to the amount of the full target payment on the Class B Notes) before the principal payment on the Class A Notes is reduced.

Principal payments on the Class A Notes will generally be made to the holders of the various classes of Class A Notes sequentially, so that no principal will be paid on any class of Class A Notes until each class of Class A Notes with a lower numerical designation has been paid in full. For instance, no principal will be paid on the A-2 Notes until the A-1 Notes have been paid in full.

Special priority rules that would apply in a default situation will be described in the final prospectus supplement.

Final Scheduled Maturity Dates

The outstanding principal amount, if any, of each class of notes will be payable in full on the date specified or the payment date falling in the month specified for each below:


Class                              Final Maturity Date

A-1..........................          September, 2000
A-2..........................            October, 2003
A-3..........................               June, 2004
A-4..........................               June, 2006
B  ..........................               June, 2006

Optional Redemption

Any notes that remain outstanding on any payment date on which Case Credit Corporation, as servicer, exercises its clean-up call will be prepaid in whole on that payment date at a redemption price for each class of notes equal to the outstanding principal balance of that class of notes, plus accrued and unpaid interest thereon. The servicer cannot exercise its clean-up call until the aggregate contract value of the receivables declines to 10% or less of the aggregate initial contract value of the receivables, as measured for each receivable at the time of its sale to the trust.

Mandatory Redemption

The trust will have a pre-funding period. On the payment date on or immediately following the last day of the pre-funding period, any funds remaining in the trust's pre-funding account after any purchase of receivables on that date will be applied to prepay the notes then outstanding in whole or in part in the same sequence and proportions that would apply in a normal principal distribution.

The Initial Receivables

On the closing date, we will sell to the trust retail installment contracts and full payout leases with an aggregate contract value of $322,989,181.27, measured as of July 31, 1999.

Pre-funding

We will sell the trust additional retail installment contracts during a pre-funding period beginning on the closing date and ending not later than the close of business on the February 2000 payment date.

The trust will pay for the subsequent receivables with funds on deposit in a pre-funding account established for the trust, with an initial deposit of $377,010,818.73. We expect to sell subsequent receivables to the trust with an aggregate contract value approximately equal to the amount deposited in the pre-funding account. Prior to being used to purchase receivables, funds on deposit in the pre-funding account will be invested from time to time in highly rated short-term securities.

The pre-funding period will end earlier than the February 2000 payment date if and when the balance in the pre-funding account is reduced to less than $100,000. The pre-funding period will also terminate early if certain defaults or other adverse events occur. Any balance remaining in the pre-funding account at the end of the pre-funding period will be payable to the noteholders as principal.


Negative Carry Account

We anticipate that the average interest rate earned by the trust on investment of funds in the pre-funding account may be less than the weighted average interest rate on the notes. To provide a source of funds to cover any short fall resulting from this difference, we will deposit approximately $6,001,000 into the trust's negative carry account.

Credit Enhancement

Spread Account

As credit enhancement for the notes, the trust will have a spread account. The spread account will be funded as follows:

   o On the closing date, we will deposit $8,074,729.53 (2.50% of the contract value of the initial receivables) into the spread account.

   o On the date of each subsequent sale of receivables to the trust, the indenture trustee will transfer cash or highly rated, short-term securities from the pre-funding account to the spread account having a value approximately equal to 2.50% of the aggregate contract value of the receivables purchased.

   o On or after the last day of the pre-funding period, the amount on deposit in the spread account will be reduced to an amount equal to 2.00% of the contract value of the receivables as of the last day of the pre-funding period, but only if Standard & Poor's has notified the servicer that the reduction will not result in a decrease of the original credit ratings of the notes.

   o On each payment date after any draw has been made on the spread account, available collections remaining after other more senior payments have been made will be deposited into the spread account to the extent necessary to maintain a specified minimum balance.

Funds on deposit in the spread account will be available on each payment date to cover shortfalls in distributions of interest and principal on the notes.

Yield Supplement Account

As further credit enhancement for the notes, the trust will have a yield supplement account. However, no deposit is required to be made into the yield supplement account on or before the closing date. On the date of each subsequent sale of receivables to the trust, a specified amount based on the annual percentage rate and contract value of the receivables will be deposited into the yield supplement account, but only if necessary to maintain the original credit ratings of the notes.

Prior to each payment date, for any receivable that has either prepaid or been liquidated during the related collection period, the servicer will calculate the excess (if any) of the contract value of that receivable over its outstanding principal balance. Any funds available in the yield supplement account up to the amount of that excess will be added to the funds available for distribution to noteholders to the extent that there would otherwise be a shortfall before any withdrawal from the spread account.

The Certificates

On the closing date, the trust will issue certificates to us in an aggregate principal amount of $17,500,000. We will initially retain the entire principal amount of the certificates. Distributions of interest on the certificates will be junior in priority of payment to interest and principal due on the notes, and no principal will be paid on the certificates until the notes have been repaid in full.

Subordination

The subordination of the Class B Notes to the Class A Notes will provide additional credit enhancement for the Class A Notes.

Priority of Distributions

On each payment date, available collections, plus funds transferred from various trust accounts as described above, will be applied to the following (in the priority indicated):

(1)     administration fees;

(2)     interest on the Class A Notes;

(3)     interest on the Class B Notes;

(4) to pay principal on the notes in the priority described above under "Offered Securities-Principal Payments";

(5)     to the spread account, to the extent
        necessary to maintain a specified
        balance;

(6)     interest on the certificates;

(7) after the notes have been repaid in full, principal on the certificates;

(8) servicing fees, except that if neither Case Credit nor any of its affiliates is the servicer, servicing fees will be paid prior to any other application of funds; and

(9)     the remaining balance, if any, to us.

Special priority rules that would apply in a default situation will be described in the final prospectus supplement.

Tax Status

Mayer, Brown & Platt, our special Federal tax counsel, is of the opinion that for Federal income tax purposes the notes will be characterized as debt and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. Mayer, Brown & Platt, our special Illinois tax counsel, is also of the opinion that the same characterizations should apply for Illinois tax purposes as for Federal income tax purposes.

ERISA Considerations

Subject to the considerations discussed under "ERISA Considerations," the notes are eligible for purchase by employee benefit plans.

Legal Investment

The A-1 Notes will be eligible securities for purchase by money market funds under paragraph (a)(10) of Rule 2a-7 under the Investment Company Act of 1940, as amended.


Rating of the Notes

The trust will not issue the notes unless the A-1 Notes are rated in the highest short-term rating category, the A-2 Notes, A-3 Notes and A-4 Notes are rated in the highest long-term rating category and that the Class B Notes are rated at least in the "A" category or its equivalent, in each case by at least two nationally recognized statistical rating agencies.

                        Capitalization of the Trust

         The following table illustrates the capitalization of the trust as of July 31, 1999, as if the issuance and sale of the notes and the certificates had taken place on that date:

Class A-1 Asset Backed Notes.......................................$68,629,000
Class A-2 Asset Backed Notes......................................$300,000,000
Class A-3 Asset Backed Notes......................................$100,000,000
Class A-4 Asset Backed Notes......................................$182,371,000
Class B Asset Backed Notes.........................................$31,500,000
Asset Backed Certificates........................................  $17,500,000
                                                                  -------------
         Total    ................................................$700,000,000
                                                                  ============

                              The Receivables

         The receivables consist of retail installment sale contracts or loans secured by new or used agricultural, construction or other equipment (including trucks and forestry equipment) and leases of similar equipment. All of the leases to be included in the trust are of a type referred to by Case Credit as full payout leases. Full payout leases are leases that give the lessee the option to purchase the leased equipment for $1 or less at the end of the lease term. If a lessee does not elect to purchase the leased equipment, then the dealer that originated the lease is required to do so and is entitled to obtain the equipment from the lessee. In no case will the trust (or Case Credit, as servicer) obtain possession of any leased equipment or be entitled to the proceeds from the sale of such equipment unless the equipment is repossessed in a default situation.

         For state law purposes, full payout leases are "leases intended as security" (often called "finance leases"), rather than true leases. As a result, with respect to matters relating to security interests in the financed equipment and remedies on default, full payout leases are very similar to retail installment contracts.

         The composition, distribution by annual percentage rate, receivable type, equipment type, payment frequency, current contract value and geographic distribution, in each case of the initial receivables as of July 31, 1999, are as set forth in the following tables. For purposes of the data in the following tables, the "Statistical Contract Value" for each receivable has been calculated as either (a) the sum of the present value of the scheduled and unpaid payments on the receivable, discounted monthly at an annual rate equal to its annual percentage rate (instead of the weighted average annual percentage rate of the initial receivables) plus any amount of past due payments or (b) the current balance of the receivable on the servicer's records, depending upon the type of receivable.
Totals may not add to 100% due to rounding.

                    Composition of the Receivables Pool

                                                                       Average
  Initial     Aggregate                  Weighted        Weighted    Statistical
  Cutoff     Statistical    Number of     Average         Average      Contract
 Date APR  Contract Value  Receivables Remaining Term  Original Term    Value
---------  --------------  ----------- --------------  ------------- ----------
  8.99%   $323,269,745.63    10,435     48.40 months   50.41 months  $30,979.37



                    Composition of the Receivables Pool
                            by Receivables Type

                                                                   Percent of
                                                                    Aggregate
                                                      Aggregate   Statistical
Receivables Type                      Number of     Statistical    Contract
                                     Receivables   Contract Value    Value
                                     -----------   -------------- -----------
Retail Installment Contracts..........  9,723     $288,711,982.75    89.31%

Full Payout Leases....................    712       34,557,762.88    10.69
                                         ----       -------------    -----
 Total................................ 10,435     $323,269,745.63   100.00%
                                       ======     ===============   =======





              Distribution by Note APR of the Receivables Pool
                                                                     Percent of
                                                                     Aggregate
                                                        Aggregate   Statistical
                                         Number of     Statistical    Contract
Note APR Range                         Receivables   Contract Value     Value
--------------                         -----------   --------------     ------
  3.000% to 3.999%....................     399  $     7,062,714.76       2.18%
  4.000% to 4.999%....................     639       18,411,187.84        5.70
  5.000% to 5.999%....................     516       20,884,310.66        6.46
  6.000% to 6.999%....................     801       21,851,763.08        6.76
  7.000% to 7.999%....................   1,565       50,135,706.11       15.51
  8.000% to 8.999%....................     771       51,930,149.51       16.06
  9.000% to 9.999%....................   1,949       66,570,189.20       20.59
10.000% to 10.999%....................   2,219       35,721,709.67       11.05
11.000% to 11.999%....................     552       16,000,807.80        4.95
12.000% to 12.999%....................     295        8,616,109.67        2.67
13.000% to 13.999%....................     208        7,283,441.05        2.25
14.000% to 14.999%....................     157        5,537,442.46        1.71
15.000% to 15.999%....................     136        5,602,578.92        1.73
16.000% to 16.999%....................      64        2,251,118.06        0.70
17.000% to 17.999%....................     163        5,341,387.14        1.65
20.000% to 20.999%....................       1           69,129.70        0.02
                                        ------      --------------      -------
Total.................................  10,435     $323,269,745.63      100.00%
                                        ======     ===============      ======

           Distribution by Equipment Type of the Receivables Pool
                                                                     Percent of
                                                                      Aggregate
                                                      Aggregate      Statistical
                                   Number of         Statistical       Contract
Type                              Receivables      Contract Value       Value
----                              -----------      --------------    -----------
Agricultural
     New.......................     2,778      $   54,549,554.91         16.87%
     Used......................     3,055          64,663,670.42         20.00
Construction
     New.......................     1,917          77,554,617.81         23.99
     Used......................     1,416          53,948,264.97         16.69
Truck
     New.......................       266          24,063,361.05          7.44
     Used......................       729          28,820,213.11          8.92
Forestry
     New.......................       107          10,809,124.13          3.34
     Used......................       167           8,860,939.23          2.74
                                 --------       ----------------      --------

Total..........................    10,435        $323,269,745.63        100.00%
                                   ======        ===============        =======




         Distribution by Payment Frequency of the Receivables Pool

                                                                   Percent of
                                                                      Aggregate
                                                 Aggregate           Statistical
                               Number of        Statistical            Contract
Frequency                     Receivables      Contract Value           Value
---------                     -----------     ---------------          ------
Annual(1)...................... 3,591         $ 81,770,721.45           25.29%
Monthly........................ 6,371          227,576,197.52           70.40
Quarterly......................    82            2,069,597.30            0.64
Semi-Annual....................   391           11,853,229.36            3.67
                                  ---           -------------          -------

Total..........................10,435         $323,269,745.63          100.00%
                               ======         ===============          =======

---------------------
(1) Approximately 6.70%, 3.80%, 4.24%, 4.16%, 7.06%, 20.47%, 28.18%,
11.51%, 4.64%, 2.05%, 2.25% and 4.93% of the receivables have scheduled payments within the collection periods relating to the Payment Dates in January, February, March, April, May, June, July, August, September, October, November and December, respectively.

 Distribution by Current Statistical Contract Value of the Receivables Pool

                                                                      Percent of
                                                                       Aggregate
                                                         Aggregate   Statistical
    Statistical Contract                 Number of      Statistical    Contract
         Value Range                    Receivables   Contract Value    Value

           0.01- 4,999.99................. 1,452  $    4,947,345.79     1.53%
   $5,000.00 to $9,999.99................. 1,872      13,299,557.29      4.11
  $10,000.00 to $14,999.99................ 1,344      16,594,940.37      5.13
  $15,000.00 to $19,999.99................ 1,043      18,072,905.94      5.59
  $20,000.00 to $24,999.99................   760      16,925,679.80      5.24
  $25,000.00 to $29,999.99................   537      14,772,041.08      4.57
  $30,000.00 to $34,999.99................   477      15,405,972.19      4.77
  $35,000,00 to $40,999.99................   387      14,532,220.89      4.50
  $40,000,00 to $44,999.99................   349      14,807,242.55      4.58
  $45,000.00 to $49,999.99................   332      15,769,002.17      4.88
  $50,000.00 to $54,999.99................   306      16,032,574.49      4.96
  $55,000.00 to $59.999.99................   200      11,519,520.09      3.56
  $60,000.00 to $64,999.99................   182      11,394,430.20      3.52
  $65,000.00 to $69,999.99................   175      11,830,054.65      3.66
  $70,000.00 to $74,999.99................   115       8,319,463.87      2.57
  $75,000.00 to $79,999.99................    86       6,649,863.30      2.06
  $80,000.00 to $84,999.99................    80       6,614,149.29      2.05
  $85,000.00 to $89,999.99................    76       6,665,318.54      2.06
  $90,000.00 to $94,000.00................    85       7,870,615.74      2.43
  $95,000.00 to $99,999.99................    74       7,211,900.16      2.23
 $100,000.00 to $199,999.99...............   409      53,368,768.79     16.51
 $200,000.00 to $299,999.99...............    57      13,730,263.49      4.25
 $300,000.00 to $399,999.99...............    28       9,802,460.10      3.03
 $400,000.00 to $499,999.99...............     2         835,159.20      0.26
 $500,000.00 to $599,999.99...............     4       2,132,405.36      0.66
 $600,000.00 to $699,999.99...............     1         654,813.34      0.20
 $900,000.00 to $999,999.99...............     1         919,193.63      0.28
  Greater than $999,999.99................     1       2,591,883.32      0.80
                                            ----       ------------     -----
                                           10,435   $323,269,745.63    100.00%
Total....................................  ======    ===============   =======

              Geographic Distribution of the Receivables Pool

                            Percent of                                Percent of
                            Aggregate                                 Aggregate
                           Statistical                               Statistical
                             Contract                                 Contract
State(1)                       Value      State(1)                      Value
--------                  -------------   --------                    ---------
Alabama....................... 3.19%      Nebraska...................... 1.86%
Alaska........................ 0.03       Nevada........................ 0.92
Arizona....................... 2.28       New Hampshire................. 0.21
Arkansas...................... 4.14       New Jersey.................... 1.10
California.................... 3.74       New Mexico.................... 0.71
Colorado...................... 2.97       New York...................... 2.21
Connecticut................... 0.20       North Carolina................ 1.91
Delaware...................... 0.23       North Dakota.................. 0.94
Florida....................... 4.79       Ohio.......................... 1.94
Georgia....................... 4.01       Oklahoma...................... 2.14
Hawaii........................ 0.05       Oregon........................ 1.01
Idaho......................... 1.34       Pennsylvania.................. 2.51
Illinois...................... 3.36       Rhode Island.................. 0.02
Indiana....................... 1.93       South Carolina................ 1.63
Iowa.......................... 2.40       South Dakota.................. 2.25
Kansas........................ 2.70       Tennessee..................... 3.27
Kentucky...................... 1.73       Texas.........................11.32
Louisiana..................... 1.99       Utah.......................... 1.60
Maine......................... 0.62       Vermont....................... 0.28
Maryland...................... 1.30       Virginia...................... 1.04
Massachusetts................. 0.43       Washington.................... 2.44
Michigan...................... 2.05       West Virginia................. 0.39
Minnesota..................... 2.20       Wisconsin..................... 3.20
Mississippi................... 3.78       Wyoming....................... 0.62
Missouri...................... 1.97                                     -----
Montana....................... 1.04       Total....................    100.00%
                                                                       =======

(1) Based upon billing addresses of the obligors.


                Delinquencies, Repossessions, and Net Losses

     Set forth below is certain information concerning Case Credit's experience pertaining to the entire portfolio of United States retail agricultural, forestry, truck and construction receivables that it services, including receivables previously sold to trusts under prior asset- backed securitizations. There can be no assurance that the delinquency, repossession and net loss experience on the receivables of the trust will be comparable to that set forth below.


                                                  Delinquency Experience (1)
                                                         At December 31,
                ---------------------------------------------------------------------------------------------------
                      1998             1997                    1996               1995                  1994
                ---------------------------------------------------------------------------------------------------

                                                                  (Dollars in Millions)
                                                                                     >C>

                 Number              Number              Number              Number             Number
                   of                  of                  of                  of                of
                Contracts  Amount   Contracts  Amounts  Contracts  Amount   Contracts  Amount  Contracts   Amount
                ---------  -----    --------   -------  ---------  ------   ---------  ------   -------   ---------
Portfolio......   153,959  $4,150.3  145,101  $3,623.3   135,211  $3,262.4   135,722 $3,093.1   128,891   $2,641.0
Period of
Delinquency
31-60 days.....     3,100     104.1    2,649      74.2     2,031      45.9     1,927     33.5     1,457       18.4
60 Days or More     3,251     133.0    2,502      65.3     1,778      36.3     1,509     18.5       855        9.4
                    -----     -----     -----      ----     -----      ----     -----     ----    ------     -----
Total
 Delinquencies.     6,351     237.1    5,151    $139.5    $3,809     $82.2     3,436    $52.0    $2,312      $27.8
Total
Delinquencies as a
Percent of the
Portfolio......      4.1%      5.7%      3.6%     3.9%      2.8%      2.5%       2.5%     1.7%     1.8%       1.0



                                 Delinquency Experience (1)
                                        At June 30,
                  ------------------------------------------------------
                           1999                      1998
                  ------------------------------------------------------
                                   (Dollars in Millions

                     Number                Number
                       of                    of
                    Contracts    Amount   Contracts    Amount
                    ---------    ------   ---------    ------
Portfolio......     156,340    $4,412.9   149,535    $3,891.6

Period of
Delinquency
31-60 days.....       3,002       109.2     2,303        66.0

60 Days or More       3,688      169.80     2,089        65.6
                      -----      ------     -----        ----
Total
Delinquencies..       6,690      $279.0     4,392      $131.6

Total
Delinquencies as a
Percent of the
Portfolio.....          4.3%       6.3%       2.9%      3.4%


----------------------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each retail installment sale contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on equipment other than agricultural, forestry, truck and construction equipment and includes the receivables that remained with Tenneco Credit Corporation and previously sold contracts that Case Credit continues to service.  Case Credit treats a receivable as delinquent when it is one day past due.



                                             Credit Loss/Repossession Experience(1)
                                                                                                           Six Months Ended June
                                                                       Year Ended December 31,                  June 30,
                                            --------------------------------------------------------------------------------------
                                              1998          1997          1996        1995        1994       1999         1998
                                            --------------------------------------------------------------------------------------

                                                                        (Dollars in Millions)

Average Gross Portfolio Outstanding
 During the Period........................   $3,886.8      $3,442.9      $3,155.5    $2,857.7    $2,511.2   $4,281.6     $3,726.4
Repossessions as a Percent of Average
 Gross Portfolio Outstanding..............      1.22%         1.20%         1.07%       1.14%       1.33%      1.19%        1.40%
Net Losses as a Percent of
 Liquidations (2)(3)(4)...................      0.53%         0.34%         0.15%       0.22%       0.36%      0.82%        0.48%
Net Losses as a Percent of Average
 Gross Portfolio Outstanding (2)(3)(5)....      0.29%         0.20%         0.08%       0.11%       0.19%      0.42%        0.30%


-----------------------------


(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each retail installment sale contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on equipment other than agricultural, forestry, truck and construction equipment and includes the receivables that remained with Tenneco Credit Corporation and previously sold contracts that Case Credit continues to service.

(2) A portion of the contracts provide for recourse to dealers. Approximately 16%, 25%, 25%, 22%, 22%, 15% and 20% of the aggregate amounts scheduled to be paid on the contracts acquired during the years ended December 31, 1998, 1997, 1996, 1995 and 1994 and the six months ended June 30, 1999 and 1998, respectively, provide for recourse to dealers (excluding some contracts which provide for partial recourse to dealers through the dealers' reserve accounts). In the event of defaults by the obligor under any such contract, the contract is required to be repurchased by the dealer for an amount generally equal to all amounts due and unpaid thereunder. As a result, any losses under any such contract are incurred by the dealer.

(3) Net losses are equal to the aggregate of the principal balances of all contracts (plus accrued but unpaid interest thereon) that are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, excluding any losses resulting from repossession expenses and excluding any recoveries from dealers' reserve accounts.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of cash payments and charge-offs.

(5) Percentages have been annualized for the six months ended June 30, 1999 and June 30, 1998, and are not necessarily indicative of the experience for the year.

                     Weighted Average Life of the Notes

     As the rate of payment of principal of the notes depends primarily on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of each class of notes could occur significantly earlier than the final maturity date for that class. You will bear the risk of being able to reinvest principal payments on your notes at yields at least equal to the yield on your notes.

     Prepayments on retail installment sale contracts can be measured relative to a prepayment standard or model. The model used in this term sheet is based on a constant prepayment rate ("CPR"). CPR is determined by the percentage of principal outstanding at the beginning of a period that prepays during that period, stated as an annualized rate. The CPR prepayment model, like any prepayment model, does not purport to be either an historical description of prepayment experience or a prediction of the anticipated rate of prepayment.

     The tables on the following pages have been prepared on the basis of certain assumptions, including that: (a) the receivables prepay in full at the specified monthly CPR, with no repurchases, (b) each scheduled payment on the receivables is made on the last day of each collection period, (c) distributions are made on each payment date in respect of the notes in accordance with the description set forth under "Priority of Distributions" above, (d) the balance in the spread account on any day is equal to the required spread account balance, (e) the balance in the yield supplement account on any day is equal to the required yield supplement account balance, (f) the closing date occurs on September 13, 1999 and (g) the servicer exercises its option to purchase the receivables on the earliest permitted payment date. The tables indicate the projected weighted average life of each class of notes and sets forth the percent of the initial principal balance of each class of notes that is projected to be outstanding after each of the payment dates shown at various CPR percentages.

     The tables also assume that the receivables have been aggregated into four hypothetical pools with all of the receivables within each pool having the following characteristics:


                                              Aggregate           Weighted
Pool                                        Contract Value      Average APR

1    .................................... $322,989,181.27          8.911%
2    ....................................  170,000,000.00          7.917
3    ....................................  140,000,000.00          7.917
4    ....................................   67,010,818.73          7.917
                                        -----------------          -----
                                          $700,000,000.00          8.376%
                                          ===============          ======

     Hypothetical pool 1 has the same contract value and cashflow characteristics as the initial receivables. Hypothetical pools 2, 3 and 4 have a contract value equal in the aggregate to the amount deposited in the trust's pre-funding account.

     The information included in the following tables represents forward-looking statements and involves risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is highly unlikely that the receivables will prepay at a constant CPR until maturity or that all of the receivables will prepay at the same CPR. Similarly, the aggregate contract value of additional receivables may be less than the amount deposited in the trust's pre-funding account. Moreover, the diverse terms of receivables within each of the four hypothetical pools could produce slower or faster principal distributions than indicated in the table at the various CPR specified. Any difference between those assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of the notes.

                          Percent of Initial Principal Amount of the Notes at Various CPR Percentages

                                                   Class A-1 Notes                                Class A-2 Notes
                                    --------------------------------------------------------------------------------------------

Payment Date                              0%       13%      15%      17%      19%        0%       13%      15%      17%      19%
------------                          -------   ------    -----    -----    -----     ------    -----    -----    -----    -----
Closing Date .......................      100      100      100      100      100        100      100      100      100      100
October, 1999.......................       78       67       64       62       60        100      100      100      100      100
November, 1999......................       65       45       41       37       34        100      100      100      100      100
December, 1999......................       50       20       15        9        4        100      100      100      100      100
January, 2000.......................       34        0        0        0        0        100       99       97       96       94
February, 2000......................       19        0        0        0        0        100       94       92       90       88
March, 2000.........................        4        0        0        0        0        100       88       86       84       82
April, 2000.........................        0        0        0        0        0         98       83       81       78       76
May, 2000...........................        0        0        0        0        0         95       78       75       72       70
June, 2000..........................        0        0        0        0        0         91       72       69       66       63
July, 2000..........................        0        0        0        0        0         84       64       61       58       54
August, 2000........................        0        0        0        0        0         78       56       53       50       46
September, 2000.....................        0        0        0        0        0         72       49       46       43       39
October, 2000.......................        0        0        0        0        0         68       44       40       37       33
November, 2000......................        0        0        0        0        0         64       39       36       32       28
December, 2000......................        0        0        0        0        0         61       35       31       27       23
January, 2001.......................        0        0        0        0        0         57       30       26       22       18
February, 2001......................        0        0        0        0        0         53       26       22       18       14
March, 2001.........................        0        0        0        0        0         50       21       17       13        9
April, 2001.........................        0        0        0        0        0         46       17       13        9        5
May, 2001...........................        0        0        0        0        0         42       13        9        4        0
June, 2001..........................        0        0        0        0        0         37        8        3        0        0
July, 2001..........................        0        0        0        0        0         31        1        0        0        0
August, 2001........................        0        0        0        0        0         24        0        0        0        0
September, 2001.....................        0        0        0        0        0         18        0        0        0        0
October, 2001.......................        0        0        0        0        0         14        0        0        0        0
November, 2001......................        0        0        0        0        0         10        0        0        0        0
December, 2001......................        0        0        0        0        0          7        0        0        0        0
January, 2002.......................        0        0        0        0        0          3        0        0        0        0
February, 2002......................        0        0        0        0        0          0        0        0        0        0
March, 2002.........................        0        0        0        0        0          0        0        0        0        0
April, 2002.........................        0        0        0        0        0          0        0        0        0        0
May, 2002...........................        0        0        0        0        0          0        0        0        0        0
June, 2002..........................        0        0        0        0        0          0        0        0        0        0
July, 2002..........................        0        0        0        0        0          0        0        0        0        0
August, 2002........................        0        0        0        0        0          0        0        0        0        0
September, 2002.....................        0        0        0        0        0          0        0        0        0        0
October, 2002.......................        0        0        0        0        0          0        0        0        0        0
November, 2002......................        0        0        0        0        0          0        0        0        0        0
December, 2002......................        0        0        0        0        0          0        0        0        0        0
January, 2003.......................        0        0        0        0        0          0        0        0        0        0
February, 2003......................        0        0        0        0        0          0        0        0        0        0
March, 2003.........................        0        0        0        0        0          0        0        0        0        0
April, 2003.........................        0        0        0        0        0          0        0        0        0        0
May, 2003...........................        0        0        0        0        0          0        0        0        0        0
June, 2003..........................        0        0        0        0        0          0        0        0        0        0
July, 2003..........................        0        0        0        0        0          0        0        0        0        0
August, 2003........................        0        0        0        0        0          0        0        0        0        0
September, 2003.....................        0        0        0        0        0          0        0        0        0        0
October, 2003.......................        0        0        0        0        0          0        0        0        0        0

Weighted Average Life (years)(1)....     0.30     0.20     0.19     0.18     0.17        1.51    1.10     1.05     1.00     0.96

-----------------------------
(1)   The weighted average life of a note is determined by: (a)
         multiplying the amount of each principal payment on the applicable note by the number of years from the date of issuance of such note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such note.

                             Percent of Initial Principal Amount of the Notes at Various CPR Percentages

                                                 Class A-3 Notes                                    Class A-4 Notes
                                -------------------------------------------------------------------------------------------------
Payment Date                           0%        13%       15%      17%       19%         0%        13%      15%       17%    19%
------------                       -------    ------     -----    -----     -----      ------     -----    -----     -----    ---

Closing Date....................   100       100       100      100       100         100       100      100       100    100
October, 1999...................   100       100       100      100       100         100       100      100       100    100
November, 1999..................   100       100       100      100       100         100       100      100       100    100
December, 1999..................   100       100       100      100       100         100       100      100       100    100
January, 2000...................   100       100       100      100       100         100       100      100       100    100
February, 2000..................   100       100       100      100       100         100       100      100       100    100
March, 2000.....................   100       100       100      100       100         100       100      100       100    100
April, 2000.....................   100       100       100      100       100         100       100      100       100    100
May, 2000.......................   100       100       100      100       100         100       100      100       100    100
June, 2000......................   100       100       100      100       100         100       100      100       100    100
July, 2000......................   100       100       100      100       100         100       100      100       100    100
August, 2000....................   100       100       100      100       100         100       100      100       100    100
September, 2000.................   100       100       100      100       100         100       100      100       100    100
October, 2000...................   100       100       100      100       100         100       100      100       100    100
November, 2000..................   100       100       100      100       100         100       100      100       100    100
December, 2000..................   100       100       100      100       100         100       100      100       100    100
January, 2001...................   100       100       100      100       100         100       100      100       100    100
February, 2001..................   100       100       100      100       100         100       100      100       100    100
March, 2001.....................   100       100       100      100       100         100       100      100       100    100
April, 2001.....................   100       100       100      100       100         100       100      100       100    100
May, 2001.......................   100       100       100      100       100         100       100      100       100    100
June, 2001......................   100       100       100       98        85         100       100      100       100    100
July, 2001......................   100       100        91       79        67         100       100      100       100    100
August, 2001....................   100        85        73       60        49         100       100      100       100    100
September, 2001.................   100        69        56       44        33         100       100      100       100    100
October, 2001...................   100        55        43       32        20         100       100      100       100    100
November, 2001..................   100        45        33       21        10         100       100      100       100    100
December, 2001..................   100        34        22       10         0         100       100      100       100    100
January, 2002...................   100        23        11        0         0         100       100      100       100     94
February, 2002..................    97        12         0        0         0         100       100      100        94     88
March, 2002.....................    85         1         0        0         0         100       100       95        89     83
April, 2002.....................    74         0         0        0         0         100        95       89        83     78
May, 2002.......................    63         0         0        0         0         100        90       84        78     73
June, 2002......................    48         0         0        0         0         100        83       77        72     67
July, 2002......................    28         0         0        0         0         100        75       69        64     59
August, 2002....................     9         0         0        0         0         100        67       62        57     53
September, 2002.................     0         0         0        0         0          96        60       56        51     47
October, 2002...................     0         0         0        0         0          90        55       51        46     42
November, 2002..................     0         0         0        0         0          85        51       47        43     39
December, 2002..................     0         0         0        0         0          80        48       43        39     36
January, 2003...................     0         0         0        0         0          75        44       40        36     32
February, 2003..................     0         0         0        0         0          70        40       36        32     29
March, 2003.....................     0         0         0        0         0          65        36       33        29      0
April, 2003.....................     0         0         0        0         0          60        33       29         0      0
May, 2003.......................     0         0         0        0         0          56        30        0         0      0
June, 2003......................     0         0         0        0         0          50         0        0         0      0
July, 2003......................     0         0         0        0         0          43         0        0         0      0
August, 2003....................     0         0         0        0         0          36         0        0         0      0
September, 2003.................     0         0         0        0         0          30         0        0         0      0
October, 2003...................     0         0         0        0         0           0         0        0         0      0

Weighted Average Life (years)(1)     2.76      2.19      2.11     2.04      1.97        3.70      3.26     3.18     3.10  3.02

--------------------------
(1) The weighted average life of a note is determined by: (a) multiplying the amount of each principal payment on the applicable note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

                             Percent of Initial Principal Amount of the Notes
                                          at Various CPR Percentages

Payment Date
                                                  Class B Notes
                              ------------------------------------------------
                                     0%       13%       15%       17%      19%
                                    ---       ---       ---       ---      ---
Closing Date....................    100       100       100       100      100
October, 1999...................    100        97        96        96       96
November, 1999..................    100        94        94        94       93
December, 1999..................    100        92        91        91       90
January, 2000...................    100        89        89        88       87
February, 2000..................    100        87        86        85       84
March, 2000.....................    100        84        83        82       81
April, 2000.....................    100        82        81        80       79
May, 2000.......................     88        80        79        77       76
June, 2000......................     86        77        76        74       73
July, 2000......................     83        74        72        71       69
August, 2000....................     80        70        69        67       66
September, 2000.................     77        67        66        64       62
October, 2000...................     75        65        63        61       60
November, 2000..................     74        63        61        59       58
December, 2000..................     72        61        59        57       55
January, 2001...................     70        58        57        55       53
February, 2001..................     69        56        55        53       51
March, 2001.....................     67        54        53        51       49
April, 2001.....................     66        53        51        49       47
May, 2001.......................     64        51        49        47       45
June, 2001......................     62        48        46        45       43
July, 2001......................     59        45        44        42       40
August, 2001....................     56        43        41        39       37
September, 2001.................     53        40        38        37       35
October, 2001...................     51        38        36        35       33
November, 2001..................     49        37        35        33       31
December, 2001..................     48        35        33        31       30
January, 2002...................     46        33        32        30       28
February, 2002..................     44        32        30        28       27
March, 2002.....................     43        30        28        27       25
April, 2002.....................     41        29        27        25       24
May, 2002.......................     39        27        25        24       22
June, 2002......................     37        25        24        22       21
July, 2002......................     34        23        22        20       19
August, 2002....................     31        21        19        18       17
September, 2002.................     29        19        18        17       15
October, 2002...................     27        18        16        15       14
November, 2002..................     26        17        15        14       13
December, 2002..................     24        16        14        13       12
January, 2003...................     23        14        13        12       11
February, 2003..................     22        13        12        11       11
March, 2003.....................     20        12        12        11        0
April, 2003.....................     19        12        11         0        0
May, 2003.......................     18        11         0         0        0
June, 2003......................     16         0         0         0        0
July, 2003......................     14         0         0         0        0
August, 2003....................     12         0         0         0        0
September, 2003.................     11         0         0         0        0
October, 2003...................      0         0         0         0        0

Weighted Average Life (years)(1)   2.28      1.83      1.77      1.71     1.66

--------------------------

(1) The weighted average life of a note is determined by: (a) multiplying the amount of each principal payment on the applicable note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.